Imprimis Pharmaceuticals Announces Proposed Public Offering of Common Stock

San Diego, CA -- March 10, 2016 -- - Imprimis Pharmaceuticals, Inc. (NASDAQ: IMMY), (“Imprimis” or the “company”), a pharmaceutical company focused on the development and commercialization of proprietary compounded drug formulations, announced today a proposed underwritten public offering of its common stock, subject to market and other conditions. In connection with the offering, the company intends to grant the underwriters the option, exercisable for 45 days, to purchase additional shares equal to up to 15% of the aggregate number of shares sold in the offering to cover over-allotments.

National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (NASDAQ:NHLD), is acting as the sole book-running manager for the offering.

A registration statement on Form S-3 relating to these securities was filed with the U.S. Securities and Exchange Commission (“SEC”) and was declared effective on September 29, 2014. The securities may be offered only by means of a prospectus. Copies of the prospectus and a preliminary prospectus supplement relating to the offering have been filed with the SEC and may be obtained by request to the offices of National Securities Corporation, Attn: Kim Addarich, Senior Vice President, 410 Park Avenue, 14th Floor, New York, NY 10022, Email: Kaddarich@nhldcorp.com

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful.

ABOUT IMPRIMIS PHARMACEUTICALS

Imprimis Pharmaceuticals, Inc. (NASDAQ: IMMY) is a national leader in the development, production and dispensing of novel compounded pharmaceuticals. The company’s two business programs, Imprimis Cares™ and Custom Compounding Choice™, focus on patient outcomes and affordability by offering high quality customizable compounded drugs in all 50 states. Headquartered in San Diego, California, Imprimis owns and operates four dispensing facilities located in California, Texas, New Jersey and Pennsylvania. For more information about Imprimis, please visit the corporate website at www.ImprimisPharma.com.

SAFE HARBOR

This press release contains forward looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered forward looking statements, including statements regarding, among other things, the completion, timing, size and terms of the proposed public offering. Forward looking statements are based on management’s current views, expectations and assumptions and therefore are not guaranties of future performance and are subject to risks and uncertainties that may cause actual results to differ materially and adversely from those predicted by the forward looking statements. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, market and other general economic conditions; the company’s ability to satisfy the conditions required to complete the offering; and the company’s perception of future availability of equity or debt financing needed to fund the growth of its business. As a result of these risks and uncertainties, undue reliance should not be placed on forward looking statements. The limited information contained in this press release is not adequate for making an informed investment judgment about the company, and you are encouraged to read Imprimis’ filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, which more fully describe the company and its business and the risks and uncertainties that may impact future performance. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. Forward looking statements speak only as of the date they are made and except as required by law, Imprimis undertakes no obligation to update any forward looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Investor Contact

Bonnie Ortega

bortega@imprimispharma.com

858.704.4587

Sources:

Imprimis Pharmaceuticals, Inc. (IMMY)

National Holdings (NHLD)